UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: March 5, 2003



                                APA OPTICS, INC.
             (Exact name of registrant as specified in its charter)



        MINNESOTA                     0-16106                   41-1347235
(State of other jurisdiction    (Commission File No.)         (IRS Employer
     of incorporation)                                    Identification Number)


                   950 NE 84TH LANE, BLAINE, MN                   55449
             (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code:  (763) 784-4995

   (Former name, former address and former fiscal year, if changed since last report):  N/A


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ITEM 7.   EXHIBITS


Exhibit No.     Description
-----------     -----------

99.1            Press Release dated March 5, 2003


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 5, 2003           APA OPTICS, INC.



                                    By  /s/ David R. Peters
                                        -------------------
                                        David R. Peters, Chief Financial Officer
                                        (Principal accounting and financial
                                        officer) and Authorized Signatory


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